SARBANES-OXLEY ACT
                            SECTION 906 CERTIFICATION

      I certify that the periodic report on Form 10-K/A Amendment No. 1 containing the financial statements fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and that information contained in the periodic report on Form 10-K/A Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                        CTI INDUSTRIES CORPORATION
                                        By: /s/ Howard W. Schwan
                                            ------------------------------------
                                            Howard W. Schwan
                                            Chief Executive Officer

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                               SARBANES-OXLEY ACT
                            SECTION 906 CERTIFICATION

      I certify that the periodic report on Form 10-K/A Amendment No. 1 containing the financial statements fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and that information contained in the periodic report on Form 10-K/A Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                            CTI INDUSTRIES CORPORATION
                                        By: /s/ Stephen M. Merrick
                                            ------------------------------------
                                            Stephen M. Merrick,
                                            Chief Financial Officer